FOR IMMEDIATE RELEASE

DEMAND MEDIA ANNOUNCES PLAN TO EXPLORE SEPARATING ITS
BUSINESS INTO TWO PUBLIC COMPANIES
SANTA MONICA, Calif.  February 19, 2013 –Demand Media® (NYSE: DMD) today announced that its board of directors has authorized a plan to explore separating its business into two independent, publicly-traded companies:

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A pure-play media company with a powerful outsourced content creation platform that organically grows its audience, leading web properties that reach over 100 million monthly unique visitors, and an integrated monetization platform that incorporates branded, network and mobile revenue streams; and

•	A pure-play domain services company that would be the only end-to-end provider offering registry services, expansive wholesale and retail distribution, and comprehensive aftermarket services.
“Both businesses have grown to become leaders in their respective markets, and we now want to provide additional operational and strategic flexibility to drive sustainable growth,” said Richard Rosenblatt, Chairman and CEO, Demand Media. “We believe a separation will position each business to better pursue its specific strategic priorities and vision, as well as improve transparency for investors and enable the capital markets to better assess each company’s value, performance and potential.”
Rosenblatt added: “We intend to appropriately capitalize both companies to pursue their distinct growth opportunities, such as the upcoming launch of new generic Top Level Domains that is a transformative event for our domain services business, as well as further diversifying our content offerings in our media business.”
Demand Media anticipates that the potential transaction will be in the form of a tax-free distribution to U.S. stockholders of new publicly traded stock in the domain services company. The Company expects that the completion of this transaction could take place in the next nine to twelve months. Executing this transaction requires further work on structure, management, governance, and other significant matters. Over the next several months, Demand Media’s management, working with outside advisers, intends to develop detailed plans for the board's further consideration and approval.
This transaction is subject to a number of conditions, including final approval of the transaction by Demand Media’s board, favorable tax rulings and opinions regarding the tax-free nature of the transaction to Demand Media and to its stockholders, further due diligence as appropriate, and the effectiveness of required filings with the Securities and Exchange Commission (“SEC”). There can be no assurance that the separation of Demand Media’s business as described in this announcement will occur.

About Demand Media

Demand Media, Inc. (NYSE: DMD) is a leading digital media and domain services company that informs and entertains one of the internet’s largest audiences, helps advertisers find innovative ways to engage with their customers and enables publishers, individuals and businesses to expand their online presence. Headquartered in Santa Monica, CA, Demand Media has offices in North America, South America and Europe. For more information about Demand Media, please visit www.demandmedia.com.

Cautionary Information Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements involve risks and uncertainties regarding the Company's future financial performance, and are based on current expectations, estimates and projections about our industry, financial condition, operating performance and results of operations, including certain assumptions related thereto. Statements containing words such as guidance, may, believe, anticipate, expect, intend, plan, project, projections, business outlook, and estimate or similar expressions constitute forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered an indication of future performance. Potential risks and uncertainties include, among others: our ability to complete a separation of our business as described herein and unanticipated developments that may delay or negatively impact the transaction; the possibility that we may decide not to proceed with the separation of our business as described herein if we determine that alternative opportunities are more favorable to our stockholders; the possibility that we decide to separate our business in a manner different from that disclosed herein; the impact and possible disruption to our operations from pursuing the transaction described herein; our ability to retain key personnel; the high costs we will likely incur in connection with the transaction described herein which we would not be able to recoup if the transaction is not consummated; the expectation that the transaction described herein will be tax-free; revenue and growth expectations for the two independent companies following the separation of our business; the ability of each business to operate as an independent entity upon completion of the transaction described herein; changes in the methodologies of internet search engines, including ongoing algorithmic changes made by Google as well as possible future changes, and the impact such changes may have on page view growth and driving search related traffic to our owned and operated websites and the websites of our network customers; changes in our content creation and distribution platform, including the possible repurposing of content to alternate distribution channels, reduced investments in intangible assets or the sale or removal of content; our ability to successfully launch, produce and monetize new content formats; our ability to diversify into new initiatives such as paid content; the inherent challenges of estimating the overall impact on page views and search driven traffic to our owned and operated websites based on the data available to us as internet search engines continue to make adjustments to their search algorithms; our ability to compete with new or existing competitors; our ability to maintain or increase our advertising revenue; our ability to continue to drive and grow traffic to our owned and operated websites and the websites of our network customers; our ability to effectively monetize our portfolio of content; our dependence on material agreements with a specific business partner for a significant portion of our revenue; future internal rates of return on content investment and our decision to invest in different types of content in the future, including premium video and other formats of text content; our ability to attract and retain freelance creative professionals; changes in our level of investment in media content intangibles; the effects of changes or shifts in internet marketing expenditures, including from text to video content as well as from desktop to mobile content; the effects of shifting consumption of media content from desktop to mobile; the effects of seasonality on traffic to our owned and operated websites and the websites of our network customers; our ability to continue to add partners to our registrar platform on competitive terms; our ability to successfully pursue and implement our gTLD initiative, and the actual impact of that initiative even if successfully implemented; changes in stock-based compensation; changes in amortization or depreciation expense due to a variety of factors; potential write downs, reserves against or impairment of assets including receivables, goodwill, intangibles (including media content) or other assets; changes in tax laws, our business or other factors that would impact anticipated tax benefits or expenses; our ability to successfully identify, consummate and integrate acquisitions; our ability to retain key customers and key personnel; risks associated with litigation; the impact of governmental regulation; and the effects of discontinuing or discontinued business operations. From time to time, we may consider acquisitions or divestitures that, if consummated, could be material. Any forward-looking statements regarding financial metrics are based upon the assumption that no such acquisition or divestiture is consummated during the relevant periods. If an acquisition or divestiture were consummated, actual results could differ materially from any forward-looking statements. More information about potential risk factors that could affect our operating and financial results are contained in our annual report on Form 10-K for the fiscal year ending December 31, 2011 filed with the Securities and Exchange Commission (http://www.sec.gov) on February 24, 2012, and as such risk factors may be updated in our quarterly reports on Form 10-Q filed with the Securities and Exchange Commission, including, without limitation, information under the captions Risk Factors and Management's Discussion and Analysis of Financial Condition and Results of Operations.

Furthermore, as discussed above, the Company does not intend to revise or update the information set forth in this press release, except as required by law, and may not provide this type of information in the future.

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Contacts

Investor Contact:	Media Contact:
Julie MacMedan	Kristen Moore
Demand Media	Demand Media
(310) 917-6485	(310) 917-6432
Julie.MacMedan@demandmedia.com	Kristen.Moore@demandmedia.com

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